UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 19, 2011
Ardea Biosciences, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-33734	94-3200380
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4939 Directors Place
San Diego, California	92121
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (858) 652-6500
Not applicable.
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)	On May 19, 2011, our Board of Directors approved our 2011 Executive Bonus Plan, a summary of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders.
     On May 19, 2011, Ardea Biosciences, Inc. (the “Company”) held its 2011 Annual Meeting of Stockholders. Four proposals were voted on at the meeting: (1) the election of each of Felix J. Baker, Ph.D., Wendy L. Dixon, Ph.D., Henry J. Fuchs, M.D., Craig A. Johnson, John W. Poyhonen, Barry D. Quart, Pharm.D. and Kevin C. Tang as directors to serve until the 2012 Annual Meeting of Stockholders; (2) the ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011; (3) an advisory vote on the approval of the Company’s executive compensation; and (4) an advisory vote on the approval of the frequency of stockholder votes on executive compensation.
     Only stockholders of record as of the close of business on April 1, 2011 were entitled to vote at the 2011 Annual Meeting. As of April 1, 2011, 26,660,586 shares of common stock of the Company were outstanding and entitled to vote at the 2011 Annual Meeting. At the 2011 Annual Meeting, 25,821,609 shares of common stock of the Company were represented, in person or by proxy, constituting a quorum for the meeting.
     The votes with respect to each of the proposals are set forth below.
Election of Seven Directors to Serve until the 2012 Annual Meeting:

Name of Director
Nominees	For	Withheld	Broker Non-Votes
Felix J. Baker, Ph.D.	23,912,955	8,456	1,900,198
Wendy L. Dixon, Ph.D.	22,870,765	1,050,646	1,900,198
Henry J. Fuchs, M.D.	20,490,461	3,430,950	1,900,198
Craig A. Johnson	23,912,955	8,456	1,900,198
John W. Poyhonen	23,890,170	31,241	1,900,198
Barry D. Quart, Pharm.D.	23,913,047	8,364	1,900,198
Kevin C. Tang	23,827,704	93,707	1,900,198
Ratification of the appointment of Marcum LLP as the Company’s Independent Registered Public Accounting Firm for the Year Ended December 31, 2011:

For	Against	Abstain	Broker Non-Votes
25,821,139	387	83	0
Advisory vote on the Company’s executive compensation:

For	Against	Abstain	Broker Non-Votes
23,652,193	268,206	1,012	1,900,198
Advisory vote on the frequency of stockholder votes on executive compensation:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
22,271,363	243,396	1,403,455	3,197	1,900,198

Item 7.01. Regulation FD Disclosure
The Company has recently received and publicly announced certain clinical data related to its products. A copy of the related press release is filed as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference in its entirety.
A copy of presentation materials describing the Company’s business used by the Company at a scientific conference and investor presentations from time to time thereafter is filed as Exhibit 99.2 hereto. These materials reflect updates to information previously furnished by the Company regarding the Company’s research and development programs. The Company does not intend to file any update of these presentation materials in the future. The fact that these updated presentation materials are being furnished should not be deemed an admission as to the materiality of any information contained in the materials.
The information in this Item 7.01 and Exhibits 99.2 and 99.3 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

99.1	Summary Description of Ardea Biosciences, Inc. 2011 Executive Bonus Plan.

99.2	Press release dated May 25, 2011.

99.3	Ardea Biosciences, Inc. presentation materials dated as of May 25, 2011.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ARDEA BIOSCIENCES, INC.
Date: May 25, 2011	/s/ CHRISTIAN WAAGE
Christian Waage
General Counsel